Hartford Life Insurance Company Separate Account Seven:

Hartford Leaders Series II/IIR/III	File No. 333-101932
Wells Fargo Leaders Series I/IR/II
Hartford Leaders /Chase Series I/II
Classic Hartford Leaders
Hartford Leaders Select
Huntington Hartford Leaders
Hartford Select Leaders V
Hartford Leaders Access Series II/IIR/III	File No. 333-101937
Hartford Leader Edge Series II/IIR/III	File No. 333-101942
Hartford Leaders Plus Series II/IIR/III	File No. 333-101948
Hartford Leaders Outlook Series II/IIR/III	File No. 333-101954
Huntington Hartford Leaders Outlook Series II/IIR/III
Classic Hartford Leaders Outlook Series II/IIR/III
Wells Fargo Leaders Outlook Series I/IR/II
Hartford Leaders Select Outlook
Hartford Select Leaders Outlook Series III

Hartford Life and Annuity Insurance Company Separate Account Seven:

Hartford Leaders Series II/IIR/III	File No. 333-101933
Wells Fargo Leaders Series I/IR/II
Hartford Select Leaders V
Hartford Leaders Access Series II/IIR/III	File No. 333-101936
Hartford Leader Edge Series II/IIR/III	File No. 333-101943
Hartford Leaders Plus Series II/IIR/III	File No. 333-101949
Hartford Leaders Outlook Series II/IIR/III	File No. 333-101955
Wells Fargo Leaders Outlook Series I/IR/II
Hartford Select Leaders Outlook Series III

Supplement Dated June 20, 2007 to your Prospectus

The fund expense information for Franklin Strategic Income Securities Fund in Appendix A of your Prospectus is deleted and replaced with the following:

Underlying Fund:	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Franklin Strategic Income Securities Fund – Class I*	0.39%	N/A	0.24%	0.01%	0.64%	N/A	0.64	%(16)

This Supplement Should Be Retained With The Prospectus For Future Reference.

HV-6130